SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (on behalf of PreferredPLUS Trust Series GEC-1)
             (Exact name of registrant as specified in its charter)


           Delaware             333-68854-10 and 333-88166        13-3891329
       (State or other           (Commission File Number)      (I.R.S Employer
jurisdiction of incorporation)                               Identification No.)


         World Financial Center
           New York, New York                                   10281
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On October 31, 2002, PreferredPLUS Trust Series GEC-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 6,166,200 Class A Trust Certificates.

                  In connection therewith, the Depositor entered into a PreferredPlus Trust Certificates Series GEC-1 Supplement, dated as of October 31, 2002, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.

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Item 7.    Financial Statements and Exhibits

                  (a)      Financial statements of businesses acquired.

                           Not Applicable.

                  (b)      Pro forma financial information.

                           Not Applicable.

                  (c)      Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------

1.2                     Terms Agreement between Merrill Lynch Depositor, Inc.
                        and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated October 25, 2002.

4.2 PreferredPLUS Trust Certificates Series GEC-1 Series Supplement, dated as of October 31, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  October 31, 2002                     By: /s/ Barry N. Finkelstein
                                                -----------------------------
                                                Name:  Barry N. Finkelstein
                                                Title: President

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                                INDEX TO EXHIBITS


Exhibit No.                             Description
-----------                             -----------

1.2                     Terms Agreement between Merrill Lynch Depositor, Inc.
                        and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated October 25, 2002.

4.2 Series Supplement for PreferredPLUS Trust Certificates Series GEC-1, dated as of October 31, 2002, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.